"ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY PROSPECT MEDICAL HOLDINGS, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT."


                             LETTER OF AGREEMENT
         SERVING AS ADDENDUM TO THE 1997 MEDICAL SERVICES AGREEMENT
                      BETWEEN BLUE CROSS OF CALIFORNIA AND
                            PROSPECT MEDICAL GROUP FOR
                        CALIFORNIACARE, BLUE CROSS PLUS AND
                              PERSONAL CALIFORNIACARE

This will serve as a confirmation letter in which Blue Cross of California ("BLUE CROSS") has agreed to the following terms of the CaliforniaCare Medical Services Agreement between BLUE CROSS and PROSPECT MEDICAL GROUP ("PARTICIPATING MEDICAL GROUP") effective January 1, 1997.

Article VIII. ENROLLMENT PROTECTION, is hereby deleted in its entirety and is replaced by the following:

A. BLUE CROSS and PARTICIPATING MEDICAL GROUP agree that PARTICIPATING MEDICAL GROUP shall assume full financial responsibility and liability for all Capitation Services. BLUE CROSS agrees to compensate PARTICIPATING MEDICAL GROUP [ ** ] per Member per month in addition to the Capitation due pursuant to the Capitation rates contained in this Agreement.

B. Prior to execution of this Agreement, PARTICIPATING MEDICAL GROUP shall provide to BLUE CROSS the following: (i) PARTICIPATING MEDICAL GROUP's financial statement for its immediately preceding two (2) fiscal years; (ii) PARTICIPATING MEDICAL GROUP's cumulative financial statements for the current fiscal year; and (iii) PARTICIPATING MEDICAL GROUP's federal income tax returns for the immediately preceding two (2) years.

C. PARTICIPATING MEDICAL GROUP shall provide to BLUE CROSS evidence of coverage or reinsurance for professional services stop-loss with a carrier or self-insurance program acceptable to BLUE CROSS, within thirty (30) days of execution of this Agreement.

Letter of Agreement between BLUE CROSS
and PARTICIPATING MEDICAL GROUP

Exhibit G, Section II,  Item E of this section is amended to read:

          Total claims for Out-of-Network Expenses rendered to any single BLUE CROSS PLUS Member during the calendar year shall be limited to [ ** ].

Upon acceptance of the parties, this letter, as of the effective date, shall become part of the Medical Services Agreement.

BLUE CROSS OF CALIFORNIA                   PARTICIPATING MEDICAL GROUP


Signature: /s/ Ferial Bahremand            Signature: /s/ Gregg De Nicola
          --------------------------                 --------------------------

Name:      Ferial Bahremand                Name:      Gregg De Nicola
     -------------------------------            -------------------------------

Title:     Vice President                  Title:     President
      ------------------------------             ------------------------------
      Network Development & Management

Date:      2/13/97                         Date:      11-26-96
      ------------------------------             ------------------------------


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